                                                                     EXHIBIT 4.2

GN
GENOMICA CORPORATION
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 37243Q 10 1

This Certifies that

is the registered owner of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

GENOMICA CORPORATION

transfer of which is registrable on the share register of the Corporation, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. BOX 1596
DENVER, COLORADO 80201
TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED OFFICER
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The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM         as tenants in common
        TEN ENT         as tenants by the entireties
        JT TEN          as joint tenants with right of
                        survivorship and not as tenants
                        in common



                               UNIF GIFT MIN ACT
 ...................................Custodian....................................
                            (Cust)          (Minor)
                      under Uniform Gifts to Minors Act

 ................................................................................
                                    (State)

                               UNIF TRF MIN ACT
 ............................Custodian (until age  ).............................
                            (Cust)          (Minor)
                      under Uniform Gifts to Minors Act

 ................................................................................
                                    (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,
                                           hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                    IDENTIFYING NUMBER OF ASSIGNEE








 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:






THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed








By


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.